                                                            EXHIBIT 10.36


                                CREDIT AGREEMENT

                                  BY AND AMONG

                              SABRATEK CORPORATION

                                       AND

                                 LASALLE BANK NI




                              DATED: MARCH 26, 1997

                                TABLE OF CONTENTS

1.0          GENERAL DEFINITIONS..................................................................................1
             1.1         "Affiliate ..............................................................................1
             1.2         "Ancillary Agreements ...................................................................1
             1.3         "Business Day ...........................................................................1
             1.4         "Change .................................................................................2
             1.5         "Charges ................................................................................2
             1.6         "Code ...................................................................................2
             1.7         "Collateral .............................................................................2
             1.8         "Default ................................................................................2
             1.9         "Default Rate ...........................................................................2
             1.10        "Environmental Laws .....................................................................2
             1.11        "ERISA ..................................................................................2
             1.12        "Event of Default .......................................................................2
             1.13        "GAAP ...................................................................................3
             1.14        "Hazardous Materials ....................................................................3
             1.15        "Indebtedness ...........................................................................3
             1.16        "L/C Fee ................................................................................3
             1.17        "Letters of Credit ......................................................................3
             1.18        "Liabilities ............................................................................3
             1.19        "Loan Account ...........................................................................4
             1.20        "Maximum Amount .........................................................................4
             1.21        "Loans ..................................................................................4
             1.22        "Net Income .............................................................................4
             1.23        "Notes ..................................................................................4
             1.24        "Operating Income .......................................................................4
             1.25        "Quick Assets ...........................................................................4
             1.26        "Over-Advance ...........................................................................4
             1.27        "Participant ............................................................................4
             1.28        "Person .................................................................................4
             1.29        "Prime Rate .............................................................................5
             1.30        "Release ................................................................................5
             1.31        "Reportable Event .......................................................................5
             1.32        "Revolving Loan .........................................................................5
             1.33        "Revolving Note .........................................................................5
             1.34        "Stock ..................................................................................5
             1.35        "Subsidiary .............................................................................5
             1.36        "Equipment Term Loan"....................................................................6
             1.37        "Equipment Term Note"....................................................................6
             1.38        "Total Facility".........................................................................6

                                      (i)

             1.39        "Accounting Terms".......................................................................6
             1.40        "Other Terms"............................................................................6

2.0          LOANS: GENERAL TERMS.................................................................................6
             2.1         Total Facility...........................................................................6
                         2.1.1       Revolving Loan...............................................................6
                         2.1.2       Letter of Credit Facility....................................................7
                         2.1.3       Equipment Purchase Facility..................................................7
             2.2         Advances to Constitute One Loan; Effect of Revolving Loan Termination....................9
                         2.2.1       One Loan.....................................................................9
                         2.2.2       Effect on Equipment Term Loans...............................................9
             2.3         Interest Rate............................................................................9
                         2.3.1       Revolving Loan...............................................................9
                         2.3.2       Equipment Term Loan..........................................................9
                         2.3.3       Computation of Interest.....................................................10
                         2.3.4       Default Rates...............................................................10
             2.4         Over-Advances...........................................................................11
             2.5         Prepayment and Termination of Term Loans................................................11
                         2.5.1       Equipment Term Loan.........................................................11
             2.6         Provisions of Agreement To Remain in Force..............................................11
             2.7         Payment of Ongoing Fees.................................................................12
                         2.7.1       Unused Line Fee.............................................................12
                         2.7.2       Letter of Credit Fees.......................................................12
             2.8         Change in Circumstances.................................................................12
                         2.8.1       Yield Protection............................................................12
                         2.8.2       Changes in Capital Adequacy Regulations.....................................13
                         2.8.3       Lender Statements: Survival of Indemnity....................................14

3.0          PAYMENTS............................................................................................14
             3.1         Borrower's Loan Account.................................................................14
             3.2         Payment Terms...........................................................................14
             3.3         Cash Collateral Account.................................................................15
             3.4         Application of Payments and Collections.................................................15
             3.5         Statements..............................................................................16

4.0          WARRANTIES AND REPRESENTATIONS......................................................................16
             4.1         General Warranties and Representations..................................................16
             4.2         Environmental Warranties and Representations............................................19
             4.3         Automatic Warranty and Reaffirmation of Warranties and Representations..................19

                                      (ii)

             4.4         Survival of Warranties and Representations..............................................20

5.0          COVENANTS AND CONTINUING AGREEMENTS.................................................................20
             5.1         Affirmative Covenants...................................................................20
             5.2         Negative Covenants......................................................................23
             5.3         Payment of Charges......................................................................25
             5.4         Contesting Charges......................................................................25
             5.5         Insurance; Payment of Premiums..........................................................25
             5.6         Survival of Obligations Upon Termination of Agreement...................................26

6.0          EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON EVENTS OF DEFAULT.........................................26
             6.1         Events of Default.......................................................................26
             6.2         Acceleration of the Liabilities.........................................................29
             6.3         Remedies................................................................................29
             6.4         Notice..................................................................................30

7.0          CONDITIONS PRECEDENT TO INITIAL FUNDING AND ADDITIONAL
             ADVANCES............................................................................................30
             7.1         Conditions to All Advances..............................................................30
             7.2         Conditions to Initial Advances under the Loans..........................................31
                         7.2.1  Financial Condition..............................................................31
                         7.2.2  Fees.............................................................................31
                         7.2.3  Ancillary Agreements.............................................................31
                         7.2.4  Financial Statements.............................................................31
                         7.2.5  Field Audit......................................................................31
                         7.2.6  Closing Certificate..............................................................32
                         7.2.7  Corporate Matters................................................................32
                         7.2.8  Opinion of Counsel...............................................................32
                         7.2.9  Additional Documents.............................................................32
8.           MISCELLANEOUS.......................................................................................32
             8.1         Modification of Agreement; Sale of Interest.............................................32
             8.2         Attorneys' Fees and Expenses; Lender's Out-of-Pocket Expenses; Audit
                         Fees....................................................................................33
             8.3         No Waiver by Lender.....................................................................34
             8.4         Severability............................................................................34
             8.5         Parties; Entire Agreement...............................................................34
             8.6         Conflict of Terms.......................................................................34
             8.7         Waivers by Borrower.....................................................................35
             8.8         Governing Law...........................................................................35























                                     (iii)

             8.9         FORUM; SERVICE OF PROCESS...............................................................35
             8.10        Notice..................................................................................36
             8.11        Delegation of Duties and Grant of Authority.............................................37
             8.12        Transaction Expenses....................................................................37
             8.13        Section Titles..........................................................................37
             8.14        Release by Borrower.....................................................................37
             8.15        Participations..........................................................................38


                                      (iv)

                                LIST OF EXHIBITS


EXHIBITS                 DESCRIPTIONS
A                        Form of Revolving Note
                         (Ref., Sec. 2.1.1.2)

B                        Form of Equipment Term Note
                         (Ref., Sec. 2.1.3.3)

                                LIST OF SCHEDULES

SCHEDULE                 DESCRIPTION

I                        Litigation
                         (Ref., Sec. 4.1.9)


                                       (v)

                                CREDIT AGREEMENT


             THIS CREDIT AGREEMENT ("this Agreement") is made on the 26th day of March, 1997 by and among LaSalle Bank NI ("Lender"), and Sabratek Corporation, a Delaware corporation ("Borrower").


                              W I T N E S S E T H:

             WHEREAS, Borrower desires to borrow funds and obtain other financial accommodation from Lender, and Lender is willing to make certain loans and provide other financial accommodation to Borrower upon the terms and conditions set forth herein;

             NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or extension of credit heretofore, now or hereafter made to or for the benefit of Borrower by Lender, the parties hereto hereby agree as follows:

1            GENERAL DEFINITIONS

             When used herein, the following terms shall have the following meanings:

             1.1 "AFFILIATE" shall mean (i) any Person which directly or indirectly owns more than 50% of the common stock or other equity interest of any Borrower or which is entitled to receive 50% or more of any Borrower's income; or (ii) any legal entity which any Borrower or any Affiliate of any Borrower as defined under part (i) hereof, or any of any Borrower's directors or officers, directly or indirectly owns more than 50% of the common stock or other equity interest; or (iii) any Subsidiary.

             1.2 "ANCILLARY AGREEMENTS" shall mean all other agreements, instruments and documents, including, notes, guaranties, mortgages, deeds of trusts, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, trust account agreements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of any Borrower or any other Person and/or delivered to Lender or any Participant with respect to this Agreement.

             1.3 "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required to close under the laws of the State of Illinois or the laws of the United States.

                                      (1)

             1.4         "CHANGE" shall have the meaning set forth in
                         Section 2.8.2 of this Agreement.

             1.5 "CHARGES" shall mean all national, federal, state, county, city, municipal, and/or other governmental (including, the Pension Benefit Guaranty Corporation) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to (i) the Collateral, (ii) the Liabilities, (iii) any Borrower's employees, payroll, income and/or gross receipts, (iv) any Borrower's ownership and/or use of any of its assets, or (v) any other aspect of any Borrower's business.

             1.6 "CODE" shall mean the Uniform Commercial Code of the State of Illinois, as the same may be amended from time to time.

             1.7 "COLLATERAL" shall mean any and all property and interests in property pledged, assigned, transferred or delivered to Lender by Borrower, or in which Borrower grants Lender a security interest, whether now or hereafter, to secure the Liabilities.

             1.8 "DEFAULT" shall mean any event or condition which, upon occurrence or with the passage of time, or upon the giving of notice, or both, would constitute an Event of Default.

             1.9         "DEFAULT RATE" shall have the meaning set forth in
                         Section 2.3.6 of this Agreement.

             1.10 "ENVIRONMENTAL LAWS" shall mean the Resource Conservation and Recovery Act of 1976, as amended, the Hazardous Materials Transportation Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and reauthorized by the Superfund Amendments and Reauthorization Act of 1986, any so-called "Superfund" or "Superlien" laws, the Toxic Substances Control Act, as amended, the Clean Air Act, the Federal Water Pollution Control Act or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material as in effect from time to time.

             1.11 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

             1.12 "EVENT OF DEFAULT" shall mean the occurrence or existence of any one or more of the events described in Section l0.l of this Agreement.


                                      (2)

             1.13 "GAAP" shall mean generally accepted accounting principles as in effect in the United States from time to time.

             1.14 "HAZARDOUS MATERIALS" shall mean any hazardous substance or pollutant or contaminant defined as such in (or for the purposes of) any Environmental Law and shall include, but shall not be limited to, petroleum, including crude oil or any fraction thereof, natural gas, any radioactive material and asbestos in any form or condition.

             1.15 "INDEBTEDNESS" shall mean all of a Person's liabilities, obligations and indebtedness to any Person of any and every kind and nature, whether primary, secondary, direct, indirect, absolute, contingent, fixed, or otherwise, heretofore, now or hereafter owing, due, or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, by operation of law, or otherwise. Without in any way limiting the generality of the foregoing, Indebtedness specifically includes (i) the Liabilities, (ii) all other indebtedness for borrowed money, the deferred purchase price of goods or services, all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and all obligations under any letter of credit or acceptance facility,
                         (iii) all obligations or liabilities of any Person that are secured by any lien, claim, encumbrance, or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable for the payment thereof, (iv) all obligations or liabilities created or arising under any lease of real or personal property, or conditional sale or other title retention agreement with respect to property used and/or acquired by Borrower, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property, (v) all unfunded pension fund obligations and liabilities and
                         (vi) deferred taxes.

             1.16        "L/C FEE" shall have the meaning set forth in
                         Section 2.7.2 of this Agreement.

             1.17        "LETTERS OF CREDIT" shall have the meaning set forth in
                         Section 2.1.2 of this Agreement.

             1.18 "LIABILITIES" shall mean all of Borrower's liabilities, obligations and indebtedness to Lender of any and every kind and nature, whether primary, secondary, direct, indirect, absolute, contingent, fixed, or otherwise, (including, interest, charges, expenses, attorneys' fees, liquidated damages, and other sums chargeable to Borrower by Lender, future advances made to or for the benefit of Borrower and obligations of performance), whether arising under this Agreement, under any of the Ancillary Agreements or acquired by Lender from any other source, whether

                                      (3)
                         heretofore, now or hereafter owing, arising, due, or payable from Borrower to Lender, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law, or otherwise.

             1.19        "LOAN ACCOUNT" shall have the meaning set forth in
                         Section 3.1 of this Agreement.

             1.20        "MAXIMUM AMOUNT" shall have the meaning set forth in
                         Section 2.1.1 of this Agreement.

             1.21 "LOANS" shall mean the Revolving Loan and the Term Loans, collectively.

             1.22 "NET INCOME" shall mean, with respect to any fiscal period of Borrower, the excess of total revenues over total expenses of Borrower on a consolidated basis for such period, after provision for income taxes and after elimination of intercompany items, determined in accordance with GAAP applied on a consistent basis. There shall be excluded from Net Income any extraordinary item, and any gain resulting from either the extinguishment of any Indebtedness or the sale, exchange or other disposition of assets not made in the ordinary course of business.

             1.23 "NOTES" shall mean the Revolving Loan Note and the Equipment Term Note, collectively.

             1.24 "OPERATING INCOME" shall mean, with respect to any fiscal period of Borrower, operating income as defined in accordance with GAAP, plus interest income, less interest expense.

             1.25 "QUICK ASSETS" shall mean, as of any particular date, all of Borrower's cash and cash equivalents, accounts receivable, and short term and long term investments in marketable securities, defined in conformity with GAAP.

             1.26        "OVER-ADVANCE" shall have the meaning set forth in
                         Section 2.4 of this Agreement.

             1.27 "PARTICIPANT" shall mean any Person, now or at any time or times hereafter, participating with Lender in the Loans made by Lender to Borrower pursuant to this Agreement and the Ancillary Agreements.

             1.28 "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution,


                                      (4)
                         entity, party, business organization of
                         any other kind, or governmental agency, unit or representative of any kind (whether national, federal, state, county, city, municipal or otherwise, including, any instrumentality, division, agency, body or department thereof).

             1.29 "PRIME RATE" shall mean the interest rate per annum from time to time announced and made effective by Lender at its office in Chicago, Illinois, as the Prime Rate, or, as the case may be, the base, reference or other similar rate then designated by Lender for commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest interest rate charged by Lender to its customers, and as established from time to time serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

             1.30 "RELEASE" shall have the same meaning as set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended and reauthorized.

             1.31 "REPORTABLE EVENT" shall mean any of the events set forth in Section 4043 of ERISA, or the regulations thereunder.

             1.32        "REVOLVING LOAN" shall have the meaning set forth in
                         Section 2.1.1 of this Agreement.

             1.33        "REVOLVING NOTE" shall have the meaning set forth in
                         Section 2.1.1.2 of this Agreement.

             1.34 "STOCK" shall mean all shares, options, interests, participations or other equivalents (however designated) of or in a corporation, whether voting or non-voting, including, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or all of the foregoing.

             1.35 "SUBSIDIARY" shall mean any corporation of which more than 50% of the outstanding shares of Stock which have voting power sufficient to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by any Borrower, by any Borrower and one or more Affiliates or other Subsidiaries, or by one or more Affiliates or other Subsidiaries.


                                       (5)

             1.36 "EQUIPMENT TERM LOAN" shall have the meaning set forth in Section 2.1.3 of this Agreement.

             1.37 "EQUIPMENT TERM NOTE" shall have the meaning set forth in Section 2.1.3.3 of this Agreement.

             1.38        "TOTAL FACILITY" shall have the meaning set forth in
                         Section 2.1 of this Agreement.

             1.39 "ACCOUNTING TERMS". Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP.

             1.40 "OTHER TERMS". All other terms contained in this Agreement which are not otherwise deemed in Section 1 or in any other section of this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein. Wherever the term "including" appears in this Agreement, such term shall be construed to mean "including, without limitation," it being the express intention of the parties hereto that any rule of limitation applicable to any listing of items in a contract is hereby rejected.

2.0          LOANS: GENERAL TERMS

             2.1 TOTAL FACILITY. Lender shall make available for Borrower's use from time to time during the term of this Agreement, upon Borrower's request therefor, certain loans and other financial accommodation not to exceed the aggregate principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) ("Total Facility"). The Total Facility shall be subject to all of the terms and conditions of this Agreement and Ancillary Agreements and shall consist of:

                         2.1.1 REVOLVING LOAN. A revolving line of credit (the "Revolving Loan") in an aggregate principal amount not to exceed, at any time outstanding, Eight Million Dollars ($8,000,000) (the "Maximum Amount") minus the aggregate undrawn face amount of Letters of Credit outstanding at such time.

                                     2.1.1.1      The Revolving Loan shall be
                                                  repaid in full not later than,
                                                  and no further advances under
                                                  the Revolving Loan will be
                                                  made after, April 30, 1999
                                                  (the "Termination Date"). The
                                                  Revolving Loan shall be
                                                  evidenced by a Revolving
                                                  Loan Note


                                      (6)
                                                  in the form attached
                                                  hereto as EXHIBIT A (the
                                                  "Revolving Note"). To the
                                                  extent payment is not already
                                                  due, Borrower may repay the
                                                  Revolving Loan in whole or in
                                                  part (without penalty or
                                                  premium) upon one business
                                                  day's prior notice to Lender
                                                  with sums repaid available to
                                                  be reborrowed consistent with
                                                  and subject to the terms and
                                                  conditions described herein
                                                  governing new advances under
                                                  the Revolving Loan. Borrower
                                                  shall pay interest on the
                                                  outstanding principal balance
                                                  of the Revolving Loan monthly
                                                  in arrears on the first day of
                                                  each month.

                                     2.1.1.2      All requests for advances
                                                  under the Revolving Loan
                                                  and/or the Revolving Note
                                                  shall be in writing and signed
                                                  by an authorized
                                                  representative of Borrower.
                                                  Lender shall respond to such
                                                  requests within one Business
                                                  Day. Any request for advances
                                                  made after 2:00 p.m. on any
                                                  Business Day shall be treated
                                                  as being received by Lender on
                                                  the following Business Day.

                         2.1.2 LETTER OF CREDIT FACILITY. Lender will issue standby letters of credit and commercial letters of credit (collectively the "Letters of Credit") at the request of Borrower in an aggregate undrawn face amount not to exceed at any time $8,000,000 minus the aggregate principal amount of the Revolving Loan outstanding at such time.

                                     2.1.2.1      Borrower shall immediately
                                                  reimburse Lender for any draws
                                                  under any Letter of Credit,
                                                  and any advances made by
                                                  Lender to Borrower to satisfy
                                                  such reimbursement obligation
                                                  shall constitute an additional
                                                  Revolving Loan hereunder and
                                                  shall be governed by the terms
                                                  and conditions of this
                                                  Agreement, including Section
                                                  2.1.1 hereof.

                                     2.1.2.2      At no time shall the sum of
                                                  (a) the aggregate principal
                                                  amount of the Revolving Loan
                                                  at any time outstanding to
                                                  Borrower and (b) the aggregate
                                                  undrawn face amount of the
                                                  Letters of Credit outstanding
                                                  at such time exceed the
                                                  Maximum Amount.

                         2.1.3 EQUIPMENT PURCHASE FACILITY. An equipment purchase facility (the "Equipment Purchase Facility") consisting of term loans for purchases of new equipment (each a "Equipment Term Loan"), available to Borrower upon request made from time to time until April 30, 1999 (subject to extension at the sole discretion of Lender), so long as no


                                      (7)

                             Event of Default has occurred, in the aggregate principal amount not to exceed at any one time outstanding One Million Five Hundred Thousand Dollars ($1,500,000).

                             2.1.3.1 Any Equipment Term Loan which does not use the Equipment Purchase Facility in full shall be in an amount of not less than One Hundred Thousand Dollars ($100,000). No Equipment Term Loan shall be made for an amount in excess of eighty percent (80%) of the purchase price of such new equipment net of shipping, freight, insurance, taxes, installation and other incidental costs of such new equipment.

                             2.1.3.2   Each Equipment Term Loan under the
                                       Equipment Purchase Facility shall be
                                       repayable as follows:

                                       2.1.3.2.1   Prior to the first to occur
                                                   of (a) the total amount
                                                   available under the
                                                   Equipment Purchase Facility
                                                   being funded to Borrower; or
                                                   (b) April 30, 1998 or, with
                                                   regard to Equipment  Term
                                                   Loans funded after such
                                                   date, April 30, 1999,
                                                   Borrower shall pay interest
                                                   only on the outstanding
                                                   principal balance of all
                                                   Equipment Term Loans,
                                                   monthly in arrears on the
                                                   first day of each calendar
                                                   month.

                                       2.1.3.2.2   Upon the first to occur of
                                                   (a) the total amount
                                                   available under the
                                                   Equipment Purchase Facility
                                                   being funded to
                                                   Borrower; or (b) April 30,
                                                   1998 or, with regard to
                                                   Equipment Term Loans funded
                                                   after such date, April 30,
                                                   1999, Borrower shall pay
                                                   monthly installments, on the
                                                   first day of each calendar
                                                   month (commencing on the
                                                   first day of the calendar
                                                   month immediately following
                                                   such event), in sixty (60)
                                                   equal monthly installments,
                                                   the final payment to include
                                                   all of the remaining
                                                   outstanding principal
                                                   balance of all Equipment
                                                   Term Loans under the
                                                   Equipment Purchase Facility.
                                                   Accrued interest shall be
                                                   due and payable with each
                                                   installment of principal.


                             2.1.3.3 The Equipment Purchase Facility and the Equipment Term Loans thereunder shall be evidenced by a Equipment Term


                                      (8)

                                                  Note (the "Equipment Term
                                                  Note") in the form attached
                                                  hereto as Exhibit B.

                                     2.1.3.4      All requests under the
                                                  Equipment Purchase Facility
                                                  shall be in writing and signed
                                                  by an authorized
                                                  representative of Borrower,
                                                  shall describe with reasonable
                                                  specificity the equipment to
                                                  be purchased and shall be
                                                  accompanied by purchase orders
                                                  or invoices for the equipment
                                                  which is the subject of the
                                                  request and such other
                                                  supporting documentation as
                                                  Lender may request.

            2.2 ADVANCES TO CONSTITUTE ONE LOAN; EFFECT OF REVOLVING LOAN TERMINATION.

                         2.2.1 ONE LOAN. All loans and advances by Lender to Borrower under this Agreement and the Ancillary Agreements (whether made as a Revolving Loan, as a Term Loan, or otherwise), shall constitute one loan, and all Indebtedness of Borrower to Lender under this Agreement and the Ancillary Agreements shall constitute one general obligation secured by the Collateral.

                         2.2.2 EFFECT ON EQUIPMENT TERM LOANS. Any provision of this Agreement or any of the Notes to the contrary notwithstanding, if Lender demands repayment of the Revolving Loan upon acceleration due to the occurrence of an Event of Default, or any other termination thereof, all Equipment Term Loans shall become immediately due and payable.

             2.3 INTEREST RATE. Borrower shall pay Lender interest on the outstanding principal balance of the Liabilities at the following rates:

                         2.3.1 REVOLVING LOAN. The principal amount outstanding under the Revolving Loan will bear interest at a varying rate equal to the Prime Rate.

                         2.3.2 EQUIPMENT TERM LOANS. During the period the Equipment Term Loans are governed by
                                     Section 2.1.3.2.1, the principal amount
                                     outstanding under the Equipment Purchase
                                     Facility will bear interest at a varying interest rate equal to the Prime Rate. Upon the occurrence of the events set forth in
                                     Section 2.1.3.2.2, the principal amount
                                     outstanding under the Equipment Term Loan will bear interest at one of the alternative rates set forth below as selected by Borrower on or before the date or dates of the occurrence of such events:

                                      (9)

                                 2.3.2.1  A varying rate equal to the Prime
                                          Rate; or

                                 2.3.2.2 A fixed rate equal to 250 basis points per annum plus the then current five year Treasury Bill yield, as stated in the Wall Street Journal (Midwest Edition) on the day of funding.

                         2.3.3 COMPUTATION OF INTEREST. All interest shall be computed on the basis of a year of 360 days and actual days elapsed, and shall be payable as provided in Section 3.2 of this Agreement. Any change in any interest rate applicable to any of the Liabilities based on the Prime Rate shall be effective as of the effective date stated in the announcement by the Lender of such change in the Prime Rate. In addition, for purposes of calculating interest payable on the Revolving Loan, payments of principal thereon shall be applied to the outstanding principal balance of the Revolving Loan upon receipt of such payments by Lender in immediately available funds.

                         2.3.4   DEFAULT RATES. Upon the occurrence and
                                 during the continuance of an Event of
                                 Default, Borrower shall pay Lender interest on the outstanding Liabilities, including principal, interest, fees and reimbursable expenses, at a rate (the "Default Rate"), equal to the interest rate provided in the applicable Note, plus three percent (3%). In no event whatsoever shall the rate of interest paid by Borrower under this Agreement or any of the Ancillary Agreements exceed the maximum amount permissible under any law which a court of competent jurisdiction shall, in a final determination and following exhaustion of all appeals, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the maximum rate permitted by any such law, (i) Lender shall apply the excess amount of interest paid by Borrower to any unpaid principal owed by Borrower to Lender or, if the amount of such excess exceeds the unpaid balance of such principal, Lender shall promptly refund such excess interest to Borrower, and (ii) the provisions hereof shall be deemed amended to provide for such permissible rate. All sums paid, or agreed to be paid, by Borrower which are, or hereafter may be construed to be, compensation for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, spread and allocated throughout the full term of all such Indebtedness until the Indebtedness is paid in full.

                                      (10)

                         2.4 OVER-ADVANCES. If, at any time and for any reason, the aggregate amount of loans and advances outstanding at any time made pursuant to Section 2.1 hereof exceeds any percentage or dollar limitation, either with respect to the Total Facility or individual facilities or sublimits therein (an "Over-Advance"), then Borrower, upon Lender's election and demand, immediately shall pay to Lender, in cash, the amount of such Over-Advance.

                         2.5         PREPAYMENT AND TERMINATION OF TERM LOANS.

                                     2.5.1 EQUIPMENT TERM LOAN. Borrower may
                                           terminate the Equipment Term Loan in
                                           whole, but not in part, upon three
                                           (3) Business Days' prior written
                                           notice to Lender at any time prior to
                                           the maturity thereof, by paying to
                                           Lender upon such termination (a) the
                                           then outstanding principal amount,
                                           accrued interest, and any other
                                           applicable charges thereon, including
                                           attorneys' fees and (b) if Borrower
                                           has selected the interest rate
                                           alternative set forth in Section
                                           2.3.2.2 hereof, Borrower shall pay to
                                           Lender as liquidated damages for
                                           Lender's loss of the benefit of its
                                           bargain and not as a penalty, an
                                           amount equal to the product of (i)
                                           the outstanding principal amount of
                                           the Equipment Term Note at the time
                                           of such termination and (ii) the
                                           percentage set forth opposite the
                                           applicable date in the following
                                           table:

                                           If Terminated Prior to                          Percentage
                                           ----------------------                          ----------
                                            April 30, 1999                                    5%
                                            April 30, 2000                                    4%
                                            April 30, 2001                                    3%
                                            April 30, 2002                                    2%
                                            April 30, 2003                                    1%

                                     2.6   PROVISIONS OF AGREEMENT TO REMAIN IN
                                           FORCE. Notwithstanding any
                                           termination of the Total Facility,
                                           until all of the Liabilities shall
                                           have been fully paid and satisfied,
                                           Borrower shall continue to pay
                                           interest to Lender as provided in
                                           Section 2.3 of this Agreement, Lender
                                           shall be entitled to retain its
                                           security interest, if any, in the
                                           Collateral, Borrower shall continue
                                           to remit collection of Accounts and
                                           proceeds of Collateral as provided in
                                           this Agreement, and Lender shall
                                           retain all of its rights and remedies
                                           under this Agreement.


                                      (11)

             2.7         PAYMENT OF ONGOING FEES.

                         2.7.1 UNUSED LINE FEE. For the period from the date of this Agreement to, but not including, the Termination Date, Borrower shall pay to Lender an unused line fee at the rate of one-eighth of one percent (.0125%) per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily unused portion of the Maximum Amount during each month, minus the aggregate average daily undrawn face amount of Letters of Credit outstanding during such month. Such fee is to be payable quarterly in arrears on the first day of the immediately following calendar quarter, commencing on April 1, 1997 with the final payment to be made on the Termination Date, unless the Revolving Loan is terminated in whole on an earlier date, in which event the commitment fee for the period to, but not including, the date of such termination in whole shall be paid on the date of such termination.

                         2.7.2 LETTER OF CREDIT FEES. In addition to the fee provided for in Section 2.7.1 above, Borrower shall pay to Lender, concurrently with the issuance of any Letter of Credit, a letter of credit fee (each, an "L/C Fee") at a rate equal to (a) in the case of any standby Letter of Credit, one percent (1%) of the undrawn face amount thereof, or (b) in the case of any commercial Letter of Credit, the standard rate based upon the then current commercial letter of credit fee schedule of Lender. Any L/C Fee shall include any set up and handling fees charged by Lender. The L/C Fee for any Letter of Credit to be issued concurrently with the initial funding hereunder shall be deducted from Borrower's loan proceeds at the time of closing. The payment of any L/C Fee shall be non-refundable to Borrower, notwithstanding any prepayment and termination by Borrower as provided for in
                                     Section 2.5 of this Agreement.

             2.8         CHANGE IN CIRCUMSTANCES

                         2.8.1 YIELD PROTECTION. If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), adopted after the date of this Agreement and having general applicability to all banks within the jurisdiction in which Lender operates, or any interpretation or application thereof by any governmental authority charged with the interpretation or application thereof, or the compliance of Lender therewith,

                                      (12)

                                     2.8.1.1      subjects Lender to any tax,
                                                  duty, charge or withholding on
                                                  or from payments due from the
                                                  Borrower (excluding federal
                                                  taxation of the overall net
                                                  income of Lender), or changes
                                                  the basis of taxation of
                                                  payments to Lender in respect
                                                  of its Loans, or other amounts
                                                  due it hereunder, or

                                     2.8.1.2      imposes or increases or deems
                                                  applicable any reserve,
                                                  assessment, insurance charge,
                                                  special deposit or similar
                                                  requirement against assets of,
                                                  deposits with or for the
                                                  account of, or credit extended
                                                  by, Lender with respect to its
                                                  Loans or

                                     2.8.1.3      imposes any other condition
                                                  the result of which is to
                                                  increase the cost to Lender of
                                                  making, funding or maintaining
                                                  the Loans or reduces any
                                                  amount received by Lender in
                                                  connection with the Loans or
                                                  requires Lender to make any
                                                  payment calculated by
                                                  reference to the amount of
                                                  Loans or interest received by
                                                  it by an amount deemed
                                                  material by Lender in its sole
                                                  discretion;

                                     and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining the Loans or to reduce any amount received under this Agreement, then, within 15 days after receipt by Borrower of written demand by Lender pursuant to Section 2.8.3, the Borrower shall pay Lender that portion of such increased expense incurred or reduction in an amount received which Lender determines is attributable to making, funding and maintaining the Loans and its commitments under this Agreement.

                         2.8.2 CHANGES IN CAPITAL ADEQUACY REGULATIONS. If Lender determines (i) the amount of capital required or expected to be maintained by Lender, or any corporation controlling such Lender is increased as a result of a "Change" (as defined below), and (ii) such increase in required capital will result in an increase in the cost to Lender of maintaining its Loans, the Letter of Credit or its obligation to make Loans hereunder, then, within 15 days after receipt by Borrower of written demand by such Lender pursuant to Section 2.8.3, Borrower shall pay Lender the amount necessary to compensate Lender for any shortfall in the rate of return on the portion of such increased capital which Lender determines is attributable to this Agreement, its Loans, or its obligation to make Loans hereunder. "Change" means (i) any change after the date of this Agreement in the "Risk-Based Capital Guidelines" (as deemed below),

                                      (13)
                                     or (ii) adoption of or change in any other law, governmental or quasigovernmental rule, regulation, policy, guideline, interpretation or directive (whether or not having the force of law) after the date of this Agreement and having general applicability to all banks and financial institutions within the jurisdiction in which such Lender operates which affects the amount of capital required or expected to be maintained by Lender or any corporation controlling Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in effect in the United States on the date of this Agreement, including transition rules, and
                                     (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 Report of the House Committee on Banking Regulation and Supervisory Practices entitled "International
                                     Convergence of Capital Measurements and
                                     Capital Standards," including transition rules, and any amendments to such regulations.

                         2.8.3 LENDER STATEMENTS: SURVIVAL OF INDEMNITY. Lender shall use its best efforts to notify Borrower in writing of any Change, law, policy, rule, guideline or directive giving rise to such demand for compensation not later than ninety (90) days following the date upon which Lender knows of such Change, law, policy, rule, guideline or directive. Any demand for compensation pursuant to this Agreement shall be in writing and shall state the amount due, if any, and shall set forth in reasonable detail the calculations upon which Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. The obligations of the Borrower under this
                                     Section 2.8, shall survive payment of the Liabilities and termination of this Agreement.

3.0          PAYMENTS

             3.1 BORROWER'S LOAN ACCOUNT. Lender shall maintain a loan account ("Loan Account") on its books in which shall be recorded (i) all loans and advances made by Lender to Borrower pursuant to this Agreement, (ii) all payments made by Borrower on all such loans and advances and
                         (iii) all other appropriate debits and credits as provided in this Agreement, including, all fees, charges, expenses and interest. All entries in Borrower's Loan Account and other accounts shall be made in accordance with Lender's customary accounting practices as in effect from time to time.

             3.2 PAYMENT TERMS. All of the Liabilities shall be payable to Lender at the address set forth in Section 8.10 of this Agreement. Except (a) as otherwise provided in

                                      (14)
                         this Agreement or in the Ancillary Agreement or (b) in the case of acceleration of the Liabilities, principal on the Term Loans and interest on the Liabilities shall be payable monthly on the first day of each month. Unless otherwise provided in this Agreement or the Ancillary Agreements, all other payments shall be payable within five (5) days of Lender's demand. At Lender's sole discretion, such payment may be made by a debit to Borrower's demand deposit account with Lender, and fees, costs, expenses and similar charges shall also be payable monthly by such debits.

             3.3 CASH COLLATERAL ACCOUNT. Borrower shall use Lender as its exclusive depository and disbursement bank for all of its accounts. Borrower shall establish general accounts with Lender in Borrower's names. Borrower and any of its Affiliates, shareholders, directors, officers, employees, agents or those Persons acting for or in concert with Borrower shall, acting as Trustee for Lender, receive any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Collateral which come into their possession or under their control and immediately upon receipt thereof, shall remit the same or cause the same to be remitted to Lender for deposit into Borrower's general accounts with Lender. Borrower hereby agrees that, upon the occurrence of any Event of Default, Lender shall have the right, without the necessity or prior or contemporaneous notice, to set-off against any portion and/or all of the Liabilities all payments made to and all funds deposited in Borrower's accounts of any kind, or funds otherwise received by Lender. Borrower agrees to pay fees, costs and expenses which Lender charges or incurs in connection with opening, servicing, operating and maintaining Borrower's accounts with Lender in accordance with Lender's standard fee schedule, and such amounts will constitute part of the Liabilities and shall be secured by any Collateral.

             3.4 APPLICATION OF PAYMENTS AND COLLECTIONS. Borrower irrevocably waive the right to direct the application of payments and collections received by Lender from or on behalf of Borrower, and Borrower agrees that Lender shall have the continuing, exclusive right to apply and reapply any and all such payments and collections against the Liabilities in such manner as Lender may deem appropriate, notwithstanding any term or provision hereof or any entry by Lender upon any of its books and records. Unless Lender in its discretion determines otherwise, amounts credited to the Loan Account shall be applied to the principal balance of the Revolving Loan, and when the outstanding principal balance of the Revolving Loan is equal to zero (0), any amount remaining unapplied shall be credited to Borrower's demand deposit account with Lender. To the extent that Borrower make a payment or payments to Lender or Lender receives any


                                      (15)
                         payment or proceeds of the Collateral for Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, custodian or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Liabilities or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payments or proceeds have not been received by Lender.

             3.5 STATEMENTS. Until such time as Lender shall have rendered to Borrower written statements of account as provided herein, the balance in Borrower's Loan Account, as set forth on Lender's most recent statement, shall be rebuttably presumptive evidence of the amounts due and owing to Lender by Borrower. Not less than ten (10) Business Days nor more than twenty
                         (20) Business Days after the final day of each calendar month, Lender shall render to Borrower a statement setting forth the balance of Borrower Loan Account, including principal, interest, expenses and fees. Each such statement shall be subject to subsequent adjustment by Lender and Lender's right to reapply payments in accordance with Section 3.4 of this Agreement but shall, absent manifest errors or omissions, be presumed correct and conclusively binding upon Borrower and shall constitute an account stated unless, within sixty (60) days after receipt of any statement from Lender, Borrower shall deliver to Lender written objection thereto specifying the error or errors, if any, contained in such statement. Any such objection by Borrower shall toll the sixty (60) day period referred to in the preceding sentence during the period reasonably required to resolve such objection.

4.0          WARRANTIES AND REPRESENTATIONS

             4.1 GENERAL WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents to Lender that:

                         4.1.1 Borrower is a corporation duly organized and validly existing and in good standing under the laws of the state of its incorporation, as represented at the beginning of this Agreement, and is qualified or licensed to do business in all other countries, states and provinces where the failure to be so qualified and/or licensed would have a material adverse effect on Borrower;

                         4.1.2 Borrower has not used, during the five (5) year period preceding the date of this Agreement, and does not intend to use any other corporate or fictitious name;


                                      (16)

                         4.1.3 Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Ancillary Agreements;

                         4.1.4 The execution, delivery and performance by Borrower of this Agreement and the Ancillary Agreements shall not, by their execution or performance, the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law, rule or regulation or a breach of any provision contained in any Borrower's Certificate of Incorporation or By-Laws or contained in any agreement, instrument, indenture or other document to which any Borrower is now a party or by which it is bound;

                         4.1.5 Borrower's uses of the proceeds of any advances and readvances made by Lender to Borrower pursuant to this Agreement are, and will continue to be, legal and proper corporate uses (duly authorized by its Board of Directors, if necessary pursuant to applicable corporate law, rule or regulation) and such uses are consistent with all applicable laws and statutes, as in effect as of the date hereof;

                         4.1.6 To the best of Borrower's knowledge, Borrower has, and is current and in good standing with respect to, all governmental approvals, permits, certificates, inspections, consents and franchises necessary to conduct or to continue to conduct its present or intended business as heretofore conducted by it or in a manner similar to that of the previous owner of the business or of other Persons engaged in the same or similar businesses and to own or lease and operate its properties as now owned or leased and operated by it or by the previous owner of those properties;

                         4.1.7 To the best of Borrower's knowledge, none of said approvals, permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to Persons engaged in the same or similar business as Borrower;

                         4.1.8 Borrower has capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage and is solvent and able to pay its debts as they mature, and Borrower owns property the fair saleable value of which is greater than the amount required to pay Borrower's debts;

                         4.1.9 Except as set forth on SCHEDULE I, Borrower has no litigation pending and no Indebtedness (except trade payables arising in the ordinary course of

                                      (17)
                                     its business) and has not guarantied the obligations of any other Person;

                         4.1.10 Borrower is not a party to any contract or agreement or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise, and Borrower is not a party to any labor dispute; there are no strikes or walkouts relating to any labor contracts and no such contract is scheduled to expire prior to the maturity of any portion of the Total Facility;

                         4.1.11 Borrower has good, indefeasible and merchantable title to and ownership of its property free and clear of all liens, claims, security interests and other encumbrances other than any security interests which may be granted to Lender from time to time hereunder;

                         4.1.12 To the best of Borrower's knowledge, Borrower is not in violation of any applicable statute, rule, regulation or ordinance, including those pertaining to environmental pollution or disposal or OSHA standards, of any governmental entity, including, the United States of America, any state, city, town, municipality, county or any other jurisdiction, or any agency thereof, in any respect materially and adversely affecting the Borrower's business, property, assets, operations or condition, financial or otherwise;

                         4.1.13 Borrower is not in default under any indenture, loan agreement, mortgage, lease, trust deed, deed of trust or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound;

                         4.1.14 The financial statements and loan applications which Borrower has supplied Lender prior to execution of this Agreement, fairly present the assets, liabilities and financial condition and results of operations of Borrower and such other Persons described therein as of the dates thereof; there are no omissions or other facts or circumstances which are material to a complete and correct understanding of the information set forth therein; and there has been no material and adverse change in the assets, liabilities or financial or other condition of Borrower since the dates of such documents; there exist no equity or long term investments in or outstanding advances to any Person (except contractual deposits and expense advances in each case made in the ordinary course of business) not reflected in such documents; there are no actions or proceedings which are pending or, to the best of Borrower's knowledge, threatened against Borrower or any other Person which might result in any material adverse


                                      (18)
                                     change in Borrower's financial condition or materially and adversely affect Borrower's existing or anticipated operations, or its existing or future assets;

                         4.1.15 Borrower has received no notice to the effect that they are not in full compliance with any of the requirements of ERISA and the regulations promulgated thereunder and, to the best of their knowledge there exists no Reportable Event;

                         4.1.16 Borrower has filed all federal, state and local tax returns (including, but not limited to, income and payroll tax returns) and other reports, or has been included in consolidated returns or reports filed by an Affiliate, which Borrower is required by law, rule or regulation to file and all Charges that are due and payable have been paid; and

                         4.1.17 Borrower's execution and delivery of this Agreement or any of the Ancillary Agreements does not directly or indirectly violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulation U, G, T or X of the Board of Governors of the Federal Reserve System (12 CFR 221, 207, 220 and 224, respectively) and Borrower does not own or intend to purchase or carry any "margin security," as defined in said Regulations.

             4.2 ENVIRONMENTAL WARRANTIES AND REPRESENTATIONS. Borrower warrants and represents that (i) the operations of Borrower have complied and currently comply with all Environmental Laws; (ii) none of the operations of Borrower is subject to or, to the best knowledge of Borrower will be subject to any threatened or pending judicial or administrative proceeding alleging the violation of any Environmental Laws; (iii) none of the operations of Borrower is the subject of a federal or state investigation evaluating whether any remedial action is needed to respond to a Release of any Hazardous Material into the environment; (iv) Borrower has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a Hazardous Material or reporting a spill or release of a Hazardous Material into the environment; and (v) Borrower has no known liability in connection with any Releases of any Hazardous Material into the environment.

             4.3 AUTOMATIC WARRANTY AND REAFFIRMATION OF WARRANTIES AND REPRESENTATIONS. Each request for any loan or advance made by Borrower pursuant to this Agreement or the Ancillary Agreements shall constitute (i) an automatic warranty

                                      (19)
                         and representation by Borrower to Lender that there does not then exist a Default or an Event of Default and (ii) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement or the Ancillary Agreements.

             4.4 SURVIVAL OF WARRANTIES AND REPRESENTATIONS. Borrower covenants, warrants and represents to Lender that all representations and warranties of Borrower contained in this Agreement and the Ancillary Agreements shall be true at the time of Borrower's execution of this Agreement and the Ancillary Agreements, and shall survive the execution, delivery and acceptance thereof by the parties thereto and the closing of the transactions described therein or related thereto. Borrower and Lender expressly agree that any misrepresentation or breach of any representation or warranty whatsoever contained in this Agreement or the Ancillary Agreements shall be deemed material.

5.0          COVENANTS AND CONTINUING AGREEMENTS

             5.1         AFFIRMATIVE COVENANTS.   Borrower covenants that it
                         shall:

                         5.1.1 Comply with the following financial covenants at all relevant times during the term of this Agreement:

                                     5.1.1.1      Maintain at all times a ratio
                                                  of Quick Assets to the Maximum
                                                  Amount of the Revolving Loan
                                                  facility of not less than 1.7
                                                  to 1.0;

                                     5.1.1.2      Maintain Operating Income of
                                                  not less than $1.00, measured
                                                  on a year-to-date basis at the
                                                  end of each fiscal quarter of
                                                  Borrower; and

                                     5.1.1.3      Maintain Net Income of not
                                                  less than $1.00, measured at
                                                  the end of each fiscal year of
                                                  Borrower;

                         In the event Borrower shall fail at any time to maintain the ratio of Quick Assets to the Maximum Amount as set forth in Section 5.1.1.1 above, Borrower shall giant to Lender a continuing, first priority security interest in all assets of Borrower to secure the Liabilities, but such failure shall not constitute a Default or an Event of Default. In connection with this provision Borrower shall deliver to Lender at the time of closing fully executed Uniform Commercial Code financing statements, and hereby authorizes Lender to file said financing statements with the relevant official offices upon the failure of Borrower to

                                      (20)
                         maintain the financial ratio set forth in Section
                         5.1.1.1 above.

                         5.1.2 Furnish Lender with the following information:

                               5.1.2.1 As soon as available, but not later than
                                       forty-five (45) days after the end of
                                       each fiscal quarter, a copy of Borrower's quarterly 10-Q Report filed with the Securities and Exchange Commission, and accompanied by a certificate of the chief financial officer of Borrower stating (i) that such financial statements have been prepared on a consistent basis and reflect all adjustments (other than year-end and audit adjustments) necessary to fairly present the financial condition of the Borrower for the periods indicated, (ii) whether he has knowledge of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto, and (iii) calculating Borrower's compliance with the financial covenants set forth in Section 5.1.1 hereof.

                               5.1.2.2 As soon as available, but not later than
                                       ninety (90) days after the end of each
                                       fiscal year of Borrower, a copy of the
                                       annual audited financial statements
                                       reviewed by independent certified public accountants selected by Borrower and reasonably acceptable to Lender, which annual financial statements shall include the balance sheet of Borrower on a consolidated basis as at the end of such fiscal year, the related statements of income, retained earnings and cash flows, and notes of Borrower for the fiscal year then ended, and appropriate notes to same, all in reasonable detail and consistent with the form and detail reasonably requested by Lender, and all prepared in accordance with GAAP, together with a certificate of the chief financial officer of Borrower stating that such financial statements have been prepared in accordance with GAAP, consistently applied, and whether or not he has knowledge of any failure of Borrower to comply with the financial covenants set forth in Section 5.1.1 hereof; and, if so, stating in reasonable detail the facts with respect thereto;

                               5.1.2.3 As soon as available, but not later than
                                       five (5) days after filing, copies of all financial information, proxy materials and other information and reports, if any, filed by Borrower with the Securities and Exchange Commission.


                                      (21)

                               5.1.2.4 As soon as available, but not later than
                                       five (5) days after Borrower's receipt
                                       thereof, a copy of any "management
                                       letter" received from Borrower's
                                       certified public accountant.

                               5.1.2.5 Such other data and information
                                       (financial and other) as Lender, from
                                       time to time, may reasonably request,
                                       bearing upon or related to Borrower's
                                       financial condition and/or results of
                                       operations;

                         5.1.3 Maintain product liability insurance in the
                               amount of $7,000,000 per occurrence, as presently maintained by Borrower;

                         5.1.4 At its sole cost and expense, keep and maintain
                               Borrower's property insured for its full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses, and notify Lender promptly of any event or occurrence causing a material loss or decline in value of its property and the estimated (or actual, if available) amount of such loss or decline;

                         5.1.5 Notify Lender in writing, promptly upon, but in
                               no event later than five (5) Business Days after an officer of Borrower obtains knowledge thereof, of the occurrence of any event which constitutes a Default or an Event of Default, together with a detailed statement by a responsible officer of Borrower of the steps being taken by Borrower to cure the effect of such event;

                         5.1.6 Notify Lender in writing, promptly upon any
                               Borrower's learning of any litigation affecting any Borrower, whether or not the claim is considered by Borrower to be covered by insurance, and of the institution of any suit or administrative proceeding which may materially and adversely affect the property operations, financial condition or business of Borrower;

                         5.1.7 Use Lender as its exclusive depository and
                               disbursement bank for all of its deposit, investment, trust and other accounts and cash management services;

                         5.1.8 Notify Lender in writing within thirty (30) days
                               of any of the following:

                               5.1.8.1 the receipt by Borrower of any notice
                                       from a governmental entity alleging the
                                       occurrence of a Reportable Event with

                                      (22)
                                      respect to any pension plan governed by
                                      ERISA (such notice shall contain the
                                      statement of the chief financial officer of Borrower setting forth details as to such Reportable Event and the action which Borrower proposes to take with respect thereto and a copy, as soon as available, of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation);

                         5.1.8.2 the commencement of proceedings to terminate any such plan;

                         5.1.8.3 the appointment of a trustee by an appropriate United States District Court to administer any such plan, or

                         5.1.8.4 the institution of any proceedings by the Pension Benefit Guaranty Corporation to terminate any such plan or to appoint a trustee to administer any such plan; and

             5.1.9 Comply in all material respects with all applicable laws, rules, regulations, and orders unless contested in good faith and by appropriate proceedings otherwise permitted by law or this Agreement, and with respect to which appropriate reserves are maintained.

     5.2     NEGATIVE COVENANTS. Borrower covenants that it shall not:

             5.2.1 Merge or consolidate with or acquire any Person or acquire substantially all the assets of any Person unless Borrower is the surviving entity in such transaction, and no Default or Event of Default has occurred and is continuing or would occur after giving effect to such transaction;

             5.2.2 Other than in the ordinary course of its business, make any investment in the securities of any Person without fifteen (15) days prior written notice to Lender;

             5.2.3 Declare or pay (or cause to be declared or paid) dividends upon the Stock, or make (or cause to be made) any distribution of any Borrower's property or assets or make (or cause to be made) any loans, advances and/or extensions of credit to any Person, including, any Affiliate, officer or employee of any Borrower;

             5.2.4 Make (or cause to be made) any loans or other advances of money (other than salary) to officers, directors, shareholders or Affiliates of any Borrower; provided that any Borrower may make reasonable advances of


                                      (23)
                         money to its employees in payment of reasonable expenses incurred by such employees in the ordinary course of business;

             5.2.5 Redeem, retire, purchase or otherwise acquire, directly or indirectly, the Stock of Borrower, or make (or cause to be made) any material change in Borrower's capital structure or in any of its business objectives, purposes and operations which might reasonably be expected to adversely affect the repayment of the Liabilities;

             5.2.6 Enter into, or be a party to, any transaction with any Affiliate or shareholder of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or shareholder of Borrower;

             5.2.7 Enter into any transaction which materially and adversely affects Borrower's ability to repay Indebtedness for borrowed money;

             5.2.8 Guaranty or otherwise, in any way, become liable with respect to the obligations or liabilities of any Person except by endorsement of instruments or items of payment for deposit to the general account of Borrower or for delivery to Lender on account of the Liabilities;

             5.2.9 Except as otherwise expressly permitted herein or in the Ancillary Agreements, pledge, mortgage, grant a security interest in or, encumber, assign, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or other transactions not in Borrower's ordinary course of business, any of Borrower's assets; provided, however, Borrower may lease personal property or undertake purchase money indebtedness to purchase personal property so long as any lien granted is limited to the specific personal property so acquired, the aggregate of said leases and indebtedness does not exceed $100,000 at any time outstanding, and the transaction does not otherwise violate any other provision hereof;

             5.2.10 Incur any Indebtedness for borrowed money (other than the Liabilities) from any Person;

             5.2.11 Change its name, business structure or identity, or add any new fictitious name;

                                      (24)

             5.2.12 Engage in any line of business materially different from that previously engaged in by Borrower;

             5.2.13 Change or relocate its chief executive office or principal place of business; and

     5.3 PAYMENT OF CHARGES. Subject to the provisions of Section 5.4 of this Agreement, Borrower shall pay promptly when due all of the Charges. In the event Borrower, at any time or times hereafter, shall fail to pay the Charges or to promptly obtain the satisfaction of such Charges under circumstances where said Section
             5.4 does not relieve Borrower from doing so, Borrower shall so advise Lender thereof in writing and Lender may, without waiving or releasing any obligation or liability of Borrower hereunder or any Default or Event of Default, in its sole and absolute discretion, at any time or times thereafter, make such payment or any part thereof, (but shall not be obligated so to do) or obtain such satisfaction and take any other action with respect thereto which Lender deems advisable. All sums so paid by Lender and any expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by Borrower to Lender and shall be additional Liabilities hereunder secured by the Collateral.

     5.4 CONTESTING CHARGES. Notwithstanding anything to the contrary herein, Borrower may dispute any Charges without prior payment thereof, even if such non-payment may cause a lien to attach to any Borrower's assets, provided that Borrower shall give Lender notice of such dispute and shall be diligently contesting the same in good faith, with due diligence and by an appropriate proceeding and there is no danger of a loss or forfeiture of any of Borrower's assets, and provided further that, if the same are in excess of Twenty-Five Thousand Dollars ($25,000) in the aggregate at any time or times hereafter, Borrower shall give Lender such additional collateral and assurances as Lender, in its sole discretion, deems necessary under the circumstances.

     5.5 INSURANCE: PAYMENT OF PREMIUMS. All policies of insurance required hereunder shall be in form and with insurers recognized as adequate by prudent business persons and all such policies shall be in such amounts as may be satisfactory to Lender. Borrower shall deliver to Lender the original (or certified copy) of each policy of insurance and evidence of payment of all premiums therefor. [Such policies of insurance shall contain an endorsement, in form and substance acceptable to Lender, naming Lender as additional insured or loss payee. Such endorsement shall provide that the insurance companies will give Lender at least thirty (30) days' prior notice before any such policy shall be altered or canceled


                                      (25)
             and that no act or default of Borrower or any other Person shall affect the right of Lender to recover under such policy in case of loss or damage.] If Borrower shall fail to obtain or maintain any of the policies required by this Agreement or to pay any premium relating thereto, then Lender, without waiving or releasing any obligation or default by Borrower hereunder, may (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Lender deems advisable. All sums so disbursed by Lender, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, on demand, by Borrower to Lender and shall be additional Liabilities hereunder secured by the Collateral.

     5.6 SURVIVAL OF OBLIGATIONS UPON TERMINATION OF AGREEMENT. Except as otherwise expressly provided for in this Agreement and in the Ancillary Agreements, no termination or cancellation (regardless of cause or procedure) of this Agreement or the Ancillary Agreements shall in any way affect or impair the powers, obligations, duties, rights, and liabilities of Borrower or Lender in any way or respect relating to any transaction or event occurring prior to such termination or cancellation, any Collateral, or any of the undertakings, agreements, covenants, warranties and representations of Borrower or Lender contained in this Agreement or the Ancillary Agreements. All such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation.

6.0  EVENTS OF DEFAULT: RIGHTS AND REMEDIES ON EVENTS OF DEFAULT

     6.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default:

             6.1.1 Borrower fails to pay the Liabilities within five (5) days of the date such Liabilities are due and payable or declared due and payable; or Borrower is in default in the payment of any Indebtedness for borrowed money exceeding $100,000 in the aggregate, after any applicable grace period; or

             6.1.2 Borrower fails or neglect to perform, keep or observe any other term, provision, condition or covenant contained in this Agreement (other than Section 5.1.1.1) or in the Ancillary Agreements, which is required to be performed, kept or observed by Borrower and the same is not cured to Lender's satisfaction within ten (10) days after Lender gives Borrower written notice identifying such default; or

                                      (26)

             6.1.3 A default shall occur by any Borrower under any agreement, document or instrument, other than this Agreement or any of the Ancillary Agreements, now or hereafter existing, to which Borrower is a party, but only if that default has a material effect upon the operation of Borrower's business;

             6.1.4 An event of default shall occur and be continuing after any applicable cure period under any mortgage, assignment of rents and leases, assignment of beneficial interest in land trust or any other security document entered into between Lender and any Person which secures the Liabilities;

             6.1.5 Any statement, warranty, representation, report, financial statement, or certificate made or delivered by any Borrower, or any of its officers, employees or agents, to Lender shall not have been true and correct in any material respect when made; or

             6.1.6 There shall occur any material uninsured damage to, or loss, theft, or destruction of, any Collateral in which Borrower shall have granted to Lender a security interest hereunder; or

             6.1.7 Any of Borrower's assets are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter; an application is made by any Person other than Borrower for the appointment of a receiver, trustee, or custodian for any of Borrower's assets and the same is not dismissed within thirty (30) days after the application therefor; or

             6.1.8 An application is made by any Borrower for the appointment of a receiver, trustee or custodian for any of Borrower's assets; a petition under any section or chapter of the Bankruptcy Code or any similar law or regulation is filed by any Borrower; any Borrower makes an assignment for the benefit of its creditors or any case or proceeding is filed by any Borrower for its dissolution, liquidation, or termination; any Borrower ceases to conduct its business as now conducted or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; or

             6.1.9 A petition under any section or chapter of the Bankruptcy Code or any similar law or regulation is filed against any Borrower and is not



                                      (27)
                         dismissed within thirty (30) days after filing; or any case or proceeding is filed against any Borrower for its dissolution, liquidation or termination and such case and proceeding is not dismissed within thirty (30) days; or

             6.1.10 A notice of lien, levy or assessment is filed of record with respect to all or any substantial portion of any Borrower's assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including, the Pension Benefit Guaranty Corporation, or any taxes or debts owing to any of the foregoing becomes a lien or encumbrance upon or any of Borrower's assets and such lien or encumbrance is not released within thirty (30) days after its creation; or

             6.1.11 Judgment in an amount exceeding $100,000 is rendered against any Borrower, and becomes final and nonappealable, for any amount and Borrower fails to pay such judgment within sixty (60) days of the due date thereof; or

             6.1.12 Any Borrower becomes insolvent or fails generally to pay its debts as they become due; or

             6.1.13 Any of the following events shall occur or exist with respect to Borrower or an Affiliate of any Borrower under ERISA:

                         6.1.13.1 the happening of a Reportable Event with
                                  respect to any pension plan governed by ERISA;

                         6.1.13.2 the termination of any pension plan, or the
                                  withdrawal from a multi-employer pension plan governed by ERISA;

                         6.1.13.3 the appointment of a trustee by an appropriate
                                  United States District Court to administer any pension plan;

                         6.1.13.4 the institution of any proceedings by the
                                  Pension Benefit Guaranty Corporation to
                                  terminate any pension plan (other than a multi-employer plan) or to appoint a trustee to administer any such plan, or

                         6.1.13.5 a Prohibited Transaction, as defined in ERISA,
                                  shall occur; and in each such case, Lender determines that such event or condition could subject Borrower to a tax, penalty or other


                                      (28)
                                          liability which would materially,
                                          adversely affect the financial
                                          condition of Borrower taken as a
                                          whole; or

                         6.1.14 There is a substantial change in the existing or prospective business, properties, operations or condition, financial or otherwise, of Borrower which Lender in good faith determines to be materially adverse.

             6.2 ACCELERATION OF THE LIABILITIES. Upon and after the occurrence and during the continuance of an Event of Default, all of the Liabilities may, at the option of Lender and without demand, notice, or legal process of any kind, be declared, and immediately shall become, due and payable.

             6.3 REMEDIES. Upon and after the occurrence and during the continuance of an Event of Default, if Borrower shall have granted to Lender a security interest in all assets of Borrower hereunder, Lender shall have the following rights and remedies:

                         6.3.1 All of the rights and remedies of a secured party under the Code or other applicable law, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement and in all of the Ancillary Agreements;

                         6.3.2 The right to (i) peacefully enter upon the premises of Borrower or any other place or places where any Collateral is located and kept, without any obligation to pay rent to Borrower (if Borrower own the place or places where any Collateral is kept), through self-help and without judicial process or first obtaining a final judgment or giving Borrower notice and opportunity for a hearing on the validity of Lender's claim, and remove any Collateral from such premises and places to the premises of Lender or any agent of Lender, for such time as Lender may require to collect or liquidate any Collateral, and/or (ii) require Borrower to assemble and deliver any Collateral to Lender at a place to be designated by Lender;

                         6.3.3 The right to sell or to otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof (if applicable), at public or private sale or sales, with such notice as provided in
                                     Section 8.10 of this Agreement, in lots or in bulk, for cash or on credit, all as Lender, in its sole and absolute discretion, may deem advisable. At any such sale or sales of the Collateral, the Collateral need


                                      (29)
                                     not be in view of those present and
                                     attending the sale, nor at the same
                                     location at which the sale is being
                                     conducted. Lender shall have the right to conduct such sales on any Borrower's premises or elsewhere and shall have the right to use any Borrower's premises without charge for such sales for such time or times as Lender may see fit. Lender is hereby granted a license or other right to use, without charge, any Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising maker, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and any Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit. Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Liabilities. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' and paralegal fees and expenses incurred by Lender for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Liabilities; and third to the principal of the Liabilities. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

             6.4 NOTICE. Any notice required to be given by Lender of a sale, lease, other disposition of the Collateral or any other intended action by Lender, which is deposited in the United States mail, postage prepaid and duly addressed to Borrower, at the address set forth in
                         Section 8.10 of this Agreement, ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to Borrower.

7.0          CONDITIONS PRECEDENT TO INITIAL FUNDING AND ADDITIONAL ADVANCES

             7.1 CONDITIONS TO ALL ADVANCES. In addition to those conditions set forth in Section 7.2 regarding the initial advances and funding of the Loans, and notwithstanding other provisions in this Agreement concerning the making and the funding of the Loans, Lender's obligations under this Agreement, including Lender's obligations (if any) to make or consider any and all requests for advances under the Revolving Loan shall constitute a representation to Lender that each of the following conditions have been met or satisfied as of the date of the request:

                         7.1.1 All of the warranties and representations of Borrower contained herein


                                      (30)
                                     shall be true and correct;

                         7.1.2 No material adverse change in the financial condition of Borrower has occurred since the date of this Agreement;

                         7.1.3 No Default or Event of Default currently exists and the granting of the request by the Lender will not give rise to a Default or an Event of Default;

                         7.1.4 No litigation is pending or threatened against any Borrower which, if adversely determined, would have a material adverse effect on the financial operations of Borrower taken as a whole; and

                         7.1.5 Borrower has provided Lender with all certificates, financial statements and other information and documentation which Lender has requested pursuant to the terms of this Agreement.

             7.2 CONDITIONS TO INITIAL ADVANCES UNDER THE LOANS. In addition to those conditions set forth in other portions of this Agreement, Lender's obligation to perform any of its obligations under this Agreement or the Ancillary Agreements, including its obligation to advance any funds to Borrower, is conditioned upon the following:

                         7.2.1 FINANCIAL CONDITION. No material adverse change in the business, property, assets, operations or condition, financial or other, of Borrower shall have occurred since September 30, 1996.

                         7.2.2 FEES. Borrower shall have paid the closing fee, recording fees, attorneys' fees and all other costs, fees and expenses which it owes Lender in connection with the negotiation, execution and origination of the transactions contemplated herein, which sum shall not exceed $5,000 in the aggregate, plus attorneys fees.

                         7.2.3 ANCILLARY AGREEMENTS. Borrower and other necessary parties shall have executed all Ancillary Agreements, including the Notes and, with respect to any Letters of Credit, Lender's customary letter of credit application form, properly completed, which Lender shall reasonably require.

                         7.2.4 FINANCIAL STATEMENTS. Borrower shall have delivered to Lender a copy of Borrower's fourth quarter financial statements.

                                      (31)

                         7.2.5 FIELD AUDIT. Lender shall have completed a field audit of Borrower and the results of such field audit shall be satisfactory to Lender.

                         7.2.6 CLOSING CERTIFICATE. The president of Borrower shall have provided Lender with a certificate stating, in form acceptable to Lender, that:

                                     7.2.6.1      As of the date of the
                                                  transactions contemplated by
                                                  this Agreement, no Default or
                                                  Event of Default has occurred;

                                     7.2.6.2      No litigation, investigation,
                                                  or proceeding, except as
                                                  disclosed in this Agreement,
                                                  is pending or threatened;

                                     7.2.6.3      The representations and
                                                  warranties contained in this
                                                  Agreement are true and
                                                  correct;

                                     7.2.6.4      The Borrower is in compliance
                                                  with all of the terms and
                                                  provisions of this Agreement;
                                                  and

                                     7.2.6.5      Each of the conditions
                                                  described in this Section 7
                                                  have been complied with and/or
                                                  satisfied.

                         7.2.7 CORPORATE MATTERS. Borrower shall have provided Lender with their respective certified Articles or Certificates of Incorporation, By-Laws, Certificates of Good Standing and resolutions acceptable in form and in substance to Lender.

                         7.2.8 OPINION OF COUNSEL. Borrower's counsel shall have provided Lender with an opinion letter concerning the validity and enforceability of all provisions of this Agreement and the Ancillary Agreements which is acceptable in form and in substance to Lender.

                         7.2.9 ADDITIONAL DOCUMENTS. Borrower shall have provided Lender with such other certificates and documents as Lender shall require.

8.0          MISCELLANEOUS

             8.1 MODIFICATION OF AGREEMENT: SALE OF INTEREST. This Agreement and the Ancillary Agreements may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer this Agreement, or the Ancillary Agreements or any portion hereof or thereof, including, Borrower's right, title, interest, remedies, powers, and/or



                                      (32)
                         duties hereunder or thereunder. Borrower hereby consent to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement, or the Ancillary Agreements, or of any portion hereof or thereof, including, Lender's right, title, interest, remedies, powers, and/or duties hereunder or thereunder.

             8.2 ATTORNEYS' FEES AND EXPENSES; LENDER'S OUT-OF-POCKET EXPENSES; AUDIT FEES. If, at any time or times, whether prior or subsequent to the date hereof, and regardless of the existence of a Default or an Event of Default, Lender employs counsel for advice or other representation or incurs legal and/or other costs and expenses in connection with:

                         8.2.1 The preparation, negotiation and execution of this Agreement, all Ancillary Agreements, any amendment or modification
                                     of this    Agreement or the Ancillary
                                     Agreements or any sale or attempted sale of any interest herein to a Participant; or

                         8.2.2 Any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, any Borrower or any other Person) in any way relating to any Collateral, this Agreement, the Ancillary Agreements or any Borrower's affairs; or

                         8.2.3 Any attempt to enforce any rights of Lender or any Participant against any Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or the Ancillary Agreements; or

                         8.2.4 Any attempt to inspect, verify, protect, collect, see, liquidate or otherwise dispose of any Collateral; or

                         8.2.5       Any audit of any Collateral;

                         then, in any of the foregoing events, the fees arising from such services and all reasonably incurred expenses, costs and charges in any way or respect arising in connection with or relating to any of the events or actions described in this Section 8.2 shall be payable, on demand, by Borrower to Lender and shall be additional Liabilities hereunder; provided, however, that the fees, costs and expenses in connection with the preparation, negotiation and execution of this Agreement and the initial field audit shall not exceed $5,000 plus attorneys fees, and with respect to subsequent field audits will not exceed $1,500 per audit. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include legal fees, costs and expenses; paralegals' fees, costs and


                                      (33)
                         expenses; accountants' and expert witness' fees, costs and expenses; court costs, fees and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal services.

             8.3 NO WAIVER BY LENDER. Lender's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of this Agreement shall not constitute a waiver, or affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of a Default or Event of Default by Borrower under this Agreement or the Ancillary Agreements shall not suspend, constitute a waiver of or affect any other Default or Event of Default by Borrower under this Agreement or Ancillary Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties and covenants of Borrower contained in this Agreement or the Ancillary Agreements and no Default or Event of Default by the Borrower under this Agreement or the Ancillary Agreements shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing signed by an officer of Lender and directed to Borrower specifying such suspension or waiver.

             8.4 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

             8.5 PARTIES; ENTIRE AGREEMENT. This Agreement and the Ancillary Agreements shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender. Borrower's successors and assigns shall include, without limitation, a trustee, receiver or debtor-in-possession of or for Borrower. Nothing contained in this Section 8.5 shall be deemed to modify
                         Section 12.2 of this Agreement. This Agreement is the complete statement of the agreement by and between Borrower and the Lender and supersedes all prior negotiations, understandings and representations between them with respect to the subject matter of this Agreement.

             8.6 CONFLICT OF TERMS. The provisions of the Ancillary Agreements are incorporated in this Agreement by this reference thereto. Except as otherwise provided in this

                                      (34)

                         Agreement and except as otherwise provided in the Ancillary Agreements by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Ancillary Agreements, the provision contained in this Agreement shall govern and control.

             8.7 WAIVERS BY BORROWER. Except as otherwise provided for in this Agreement, Borrower waives (i) presentment, demand and protest, notice of protest, notice of presentment, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Borrower may in any way be liable and hereby ratify and confirm whatever Lender may do in this regard; (ii) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, any Collateral or any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies; and (iii) the benefit of all valuation, appraisement, extension and exemption laws. Borrower acknowledges that they have been advised by counsel of its choice with respect to this Agreement and the transactions evidenced by this Agreement.

             8.8 GOVERNING LAW. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the internal laws (as opposed to conflicts of law provision) of the State of Illinois.

             8.9 FORUM: SERVICE OF PROCESS. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN COOK COUNTY, ILLINOIS AND WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS STATED IN SECTION 8.10 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF DATE OF DELIVERY IF SENT BY MESSENGER OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS AS SET FORTH BELOW. BORROWER WAIVES TRIAL BY JURY AND WAIVE ANY OBJECTION WHICH BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING INSTITUTED HEREUNDER OR RELATED IN ANY WAY TO THIS AGREEMENT OR THE ANCILLARY AGREEMENTS AND CONSENT TO



                                      (35)

                         THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING CONTAINED IN THIS SECTION 8.9 SHALL AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

             8.10 NOTICE. Except as otherwise provided herein, any notice required hereunder shall be in writing and shall be deemed to have been validly served, given or delivered
                         (i) three (3) business days after deposit in the United States mails, with proper postage prepaid, certified or registered mail, (ii) upon receipt when personally delivered or delivered by reputable overnight courier, or (iii) when sent by confirmed facsimile transmission, in each case addressed to the party to be notified as follows:

                           If to Lender, at:

                                         LaSalle Bank NI
                                         3201 North Ashland Avenue
                                         Chicago, Illinois 60657
                                         Attention: Beth S. Yura
                                         Telefax: (773) 244-7432

                           with a copy (which copy shall not constitute notice) to:

                                         Foley & Lardner
                                         One IBM Plaza, Suite 3300
                                         Chicago, Illinois 60611-3608
                                         Attention: Nehad S. Othman, Esq.
                                         Telefax: (312) 755-1925

                           If to Borrower, at

                                         Sabratek Corporation
                                         5601 West Howard
                                         Niles, Illinois 60714
                                         Attention: Scott Skooglund,
                                                    Vice President
                                         Telefax: (847) 647-2382

                                      (36)
                         with a copy (which copy shall not constitute notice) to:

                                 Ross & Hardies
                                 150 North Michigan Avenue
                                 Chicago, Illinois 60601
                                 Attention: Scott Hodes, Esq.
                                 Telefax: (312) 750-8600

                         or to such other address as each party may designate for itself by like notice.

             8.11 DELEGATION OF DUTIES AND GRANT OF AUTHORITY. Lender may perform any of its duties under this Agreement or under the Ancillary Agreements by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. In such capacity, such agent or attorney-in-fact shall have the right to undertake, exercise and enforce, on behalf of Lender, all duties, rights, demands and acts of discretion of Lender provided for in, or in any way related to, this Agreement or the Ancillary Agreements and to receive all payments, notices and requests from Borrower on behalf of and for the account of Lender that are provided for in, or in any way related to, this Agreement or the Ancillary Agreements to "Lender" shall be deemed to mean a reference to such agent or attorney in fact, as agent for Lender, as well as a reference to Lender.

             8.12 TRANSACTION EXPENSES. In addition to the payment of the attorneys' fees referred to in Section 8.2 of this Agreement, Borrower agrees to pay all of Lender's expenses, not to exceed $5,000 plus attorneys fees, incurred in connection with the preparation, negotiation, execution and implementation of this Agreement and the Ancillary Agreements, including audit fees and document search fees. Lender shall deduct these expenses from Borrower's loan proceeds at the time of closing. Payment of such expenses shall not be credited to any of the Liabilities.

             8.13 SECTION TITLES. The section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

             8.14 RELEASE BY BORROWER. In connection with any repayment of all of the Liabilities to Lender, Borrower agrees to give to Lender a release of all claims Borrower may have against Lender, the form, substance and content of which release shall be satisfactory to Lender in its sole discretion.


                                      (37)

             8.15 PARTICIPATIONS. Lender shall be permitted to sell a participation in the Total Facilities hereunder on terms satisfactory to such parties. Borrower shall cooperate with any credit investigations and reviews undertaken by such Participant.

                         IN WITNESS WHEREOF, this Agreement has been duly
executed as of the day and year specified at the beginning hereof.

                                                  SABRATEK CORPORATION


                                                  By: /s/ Scott Skooglund
                                                     -----------------------
                                                  Its: V.P. Finance
                                                       ---------------------


                                                  LASALLE BANK NI


                                                  By:  [SIG]
                                                      ----------------------
                                                  Its:  Vice President
                                                       ---------------------



                                      (38)

                                                                    EXHIBIT A

                                 REVOLVING NOTE

$8,000,000.00                                                    March 26, 1997
Chicago, Illinois

            FOR VALUE RECEIVED, Sabratek Corporation, a Delaware corporation ("Borrower"), unconditionally promises to pay to the order of LaSalle Bank NI ("Lender"), at its offices at 3201 North Ashland Avenue, Chicago, Illinois, or at such other place or places as Lender may from time to time designate in writing, an amount not to exceed the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00), together with interest payable on the principal balance from time to time remaining unpaid. Notwithstanding anything to the contrary contained herein, all unpaid principal, interest and other costs, charges or amounts owing hereunder shall be due and shall be paid on April 30, 1999.

             Principal and interest payments shall be due and payable as set forth in that certain Credit Agreement dated March 26, 1997 by and among Borrower and Lender (the "Loan Agreement"), at Lender's offices or wherever Lender shall direct in writing. All terms of the Loan Agreement are hereby incorporated herein. The Loan Agreement, among other things, contains provisions for default, acceleration of amounts owing in certain circumstances, and requests for advances under this instrument. Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

             Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at a varying rate per annum equal to the Prime Rate. Upon and during the continuance of an Event of Default, interest shall be at a varying rate per annum equal to three percent (3%) plus the Prime Rate. The "Prime Rate" shall mean the interest rate per annum from time to time announced and made effective by Lender at its office in Chicago, Illinois, as the Prime Rate, or, as the case may be, the base, reference or other similar rate then designated by Lender for commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest interest rate charged by Lender or others to their respective customers, and as established from time to time serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

             Borrower warrants and represents to Lender that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statues. Borrower further warrants and represents to Lender and covenants with Lender that Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no part of the loan represented by this Note has been or will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

             Upon and after the occurrence and during the continuance of an Event of Default under the Loan Agreement (a) at the option of Lender, the entire unpaid amount of all the Liabilities shall become immediately due and payable without demand, notice or legal process of any kind; and (b) Lender may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any Ancillary Agreement or any other rights and remedies available to it under the Code or other law of the State of Illinois.

             Upon and after the occurrence of and during the continuance of an Event of Default, Borrower waives the benefit of any law that would otherwise restrict or limit Lender in the exercise of its right, which is hereby acknowledged, to set off at any time hereafter any indebtedness owing from Lender to Borrower. Borrower does hereby assign and transfer to Lender any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, other cash equivalents and other assets of Borrower in the possession or control of Lender for any purpose, including application to the satisfaction of any or all of the Liabilities.

             Borrower waives presentment, demand and protest, notice of protest and notice of presentment. Any failure of Lender to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

             Borrower agrees to pay all out-of-pocket expenses, including, but not limited to, reasonable attorneys' fees, court costs, storage costs, rental charges, transportation charges and similar expenses paid or incurred in enforcing any of Lender's rights hereunder or in connection with any of the collateral securing this Note, promptly on demand of Lender or other person incurring the same.

             Lender may at any time transfer this Note and Lender's rights in any collateral securing this Note, and Lender thereafter shall be relieved from all liability with respect to such collateral for any damage occurring after such transfer.

             This Note shall be governed and construed in accordance with the internal laws of the State of Illinois and shall be binding upon Borrower and their respective legal representatives, successors and assigns. If this Note contains any blanks when executed by Borrower, Lender is hereby authorized, without notice to Borrower, to complete any such blanks according to the terms upon which the loan is granted. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

             TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE, SHALL BE LITIGATED IN COURTS HAVING SITES WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER HEREBY

CONSENTS AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE, AND CONSENT TO LENDER CHANGING VENUE TO THIS FORUM IN THE EVENT LITIGATION CONCERNING THIS INSTRUMENT IS PENDING IN ANOTHER FORUM. BORROWER HEREBY WAIVES (I) ANY RIGHT TO A TRIAL BY JURY CONCERNING ANY MATTER RELATING TO THIS NOTE, THE LOAN AGREEMENT, THE ANCILLARY DOCUMENTS AND ANY SECURITY DOCUMENT, AND (II) ANY RIGHTS BORROWER MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

                                                         SABRATEK CORPORATION


                                                         By:___________________
                                                         Its:__________________

                                                                      EXHIBIT B

                               EQUIPMENT TERM NOTE

$1,500,000                                                        March 26, 1997
Chicago, Illinois

             Sabratek Corporation, a Delaware corporation ("Borrower"), FOR VALUE RECEIVED, unconditionally promises to pay to the order of LaSalle Bank NI ("Lender"), at 3201 North Ashland Avenue, Chicago, Illinois 60657, or at such other place as the holder of this Equipment Term Note may designate in writing, the principal sum owed by Borrower to Lender pursuant to the Equipment Term Loan evidenced by this Note. Such Equipment Term Loan is part of the Equipment Purchase Facility referenced in Section 2.1.3 of that certain Credit Agreement dated March 26, 1997 (as the same may at any time be amended or modified and in effect, the "Loan Agreement"), between Borrower and Lender. The Equipment Term Loan evidenced by this Note shall be repaid in full not later than [April 30, 2004].

             Borrower promises to pay interest on the outstanding principal amount hereunder until paid, pursuant to the terms of the Loan Agreement and at the rates per annum and on the dates specified in the Loan Agreement. The principal amount due hereunder shall be repaid as set forth in the Loan Agreement. Payments of principal and interest hereunder are to be made in lawful money of the United States of America and in immediately available funds.

             Capitalized terms used in this Note that are not specifically defined herein but are defined in the Loan Agreement shall have the meanings in
this    Note given to them in the Loan Agreement. Lender is authorized to record, on a schedule annexed hereto, or on other appropriate records of Lender, the date, type and amount of each Equipment Term Loan under the Equipment Purchase Facility, any continuation thereof, any conversion of all or a portion thereof to a different type of Equipment Term Loan, and the date and amount of each payment or prepayment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of lender to make such recordation (or any error in such recordation) shall not affect the obligations of Borrower hereunder or under the Loan Agreement in respect of such Equipment Term Loans.

             This Note is the note described in Section 2.1.3.3 of the Loan Agreement, and is subject to the terms and provisions of the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of the terms and conditions under which the Equipment Term Loan was made and is to be repaid, including prepayment rights and obligations of Borrower, nature, extent and rights in any collateral security, and a statement of the terms and conditions under which the due date of this Note may be accelerated.

             Borrower hereby waives presentment, demand, protest and notice of presentment, demand, nonpayment and protest. Any failure of Lender to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

             Payments received by Lender from Borrower on this Note shall be applied to the Liabilities as provided in the Loan Agreement.

             Lender may at any time transfer this Note and Lender's rights in any collateral securing this Note, and Lender thereafter shall be relieved from all liability with respect to such collateral for any damage occurring after such transfer.

             This Note shall be interpreted and the rights and liabilities of the parties shall be determined in accordance with the laws of the State of Illinois. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to Lender, such reference shall be deemed to include, as applicable, a reference to Lender's successors and assigns. The provisions of this Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

             In addition to and not in limitation of the foregoing and the provisions of the Loan Agreement, the undersigned further agrees, subject only to the limitations imposed by applicable law, to pay all expenses incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

             TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE, SHALL BE LITIGATED IN COURTS HAVING SITES WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCALLY WITHIN SAID COUNTY AND STATE, AND CONSENT TO LENDER CHANGING VENUE TO THIS FORUM IN THE
EVENT LITIGATION CONCERNING THIS INSTRUMENT IS PENDING IN ANOTHER FORUM. BORROWER HEREBY WAIVES (I) ANY RIGHT TO A TRIAL BY JURY CONCERNING ANY MATTER RELATING TO THIS NOTE, THE LOAN AGREEMENT, THE ANCILLARY DOCUMENTS AND ANY SECURITY DOCUMENT, AND (II) ANY RIGHTS BORROWER MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

                                                          SABRATEK CORPORATION

                                                          By:___________________
                                                          Its:__________________

                                   Schedule I
                 to Credit Agreement Dated as of March 26, 1997

1.           Litigation:

             (a) On February 5, 1997, SIMS Deltec filed a complaint in the U.S. District Court for the District of Minnesota (Sims Deltec, Inc. vs. Sabratek Corporation) alleging that Borrower's manufacture, use and/or sale of the MediVIEW software in conjunction with its infusion pumps infringes a patent previously issued to SIMS Deltec. The Borrower is being represented by Fitch, Even, Tabin & Flannery of Chicago.

             (b) The Borrower is a party to a lawsuit filed by a former employee (Garrison v. Sabratek Corporation) seeking payment of certain compensation. The Borrower is being represented by Jenner & Block.

2.           Indebtedness:

             (a) In connection with a training program, the Borrower is indebted to the State of Illinois in the approximate amount of $4,000.

             (b) The Borrower is a party to a number of conditional sale agreements providing for the lease of certain fixed assets, computer hardware, office and production equipment. The lessors are: Acclaim Leasing (Advanta), Comdisco and Funding Services, Inc. (assigned to GE Capital). Attached hereto as Attachment A is a list of each such lease.

             (c) The Borrower formerly financed receivables with Sterling Business Credit, a division of Standard Factors Corp. Although Borrower's financing with Sterling has been terminated, and Sterling has delivered copies of U.C.C.-3 termination statements terminating Sterling's interest in Borrower's assets, Sterling's Forms U.C.C.-3 have apparently not been filed and Sterling's security interests continue to appear of record.

                                                           ATTACHMENT A



                                                           ORIGINATION                          MATURITY
LEASE COMPANY                          LEASE NO.               DATE           # MONTHS            DATE
------------------------------------------------------------------------------------------------------------
Fixed Assets
1 Comdisco                           18-SL31268-00            Sep-94              36              Sep-97
2 Comdisco                           18-SL31268-01            Mar-95              36              Feb-98
3 Comdisco                           18-SL31268-02            Apr-95              36              Mar-98

Computer Hardware:
4  Funding Services, Inc.              24078017               Feb-93              36              Jan-96
5  Funding Services, Inc.               7123440               Apr-93              36              Mar-96
6  Funding Services, Inc.             HI LS 8400              May-93              36              Mar-96
7  Funding Services, Inc.               7141461               Dec-93              36              Nov-96
8  Funding Services, Inc.             342410-077              Jun-94              36              May-97
9  Funding Services, Inc.                10411                Oct-94              36              Sep-97
10 Funding Services, Inc.                11994                Dec-94              36              Nov-97
11 Funding Services, Inc.               7162111               Dec-94              36              Nov-97
12 Funding Services, Inc.               7163597               Jan-95              36              Dec-97
13 Acclaim Leasing, Inc.              10187967001             Feb-95              36              Jan-98
14 Acclaim Leasing, Inc.              10187967002             Mar-95              36              Feb-98

Office Furniture:
15 Funding Services, Inc.               7123275               Apr-93              52              Jul-97

Production Equipment:
16 Funding Services, Inc.             0007671-000             Jul-94              36              Jun-97
17 Funding Services, Inc.               7126927               May-93              36              Apr-96